As filed with the Securities and Exchange Commission on July 18, 2002
                                                      Registration No. 333-80087

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                         Post-Effective Amendment No. 1
                                       to
                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                   ----------

                               RADISYS CORPORATION
             (Exact name of registrant as specified in its charter)
                                   ----------

              OREGON                                            93-0945232
    (State or other jurisdiction                              (IRS Employer
of incorporation or organization)                           Identification No.)

 5445 NE Dawson Creek Drive
     Hillsboro, Oregon                                           97124
   (Address of Principal                                      (Zip Code)
     Executive Offices)

                               -------------------

                               RadiSys Corporation
                     1995 Stock Incentive Plan, as amended
                              (Full title of plan)

                               -------------------
                                 Julia A. Harper
    Vice President of Finance and Administration and Chief Financial Officer
                               RadiSys Corporation
                           5445 NE Dawson Creek Drive
                               Hillsboro, OR 97124
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (503) 615-1100

                                    Copy to:

                                 John R. Thomas
                                 Stoel Rives LLP
                         900 SW Fifth Avenue, Suite 2600
                           Portland, Oregon 97204-1268

                         Post-Effective Amendment No. 1
                         ------------------------------

         This Post-Effective Amendment No. 1 to Form S-8 Registration Statement (File No. 333-80087) amends the cover page of the original filing by designating Julia A. Harper, Vice President of Finance and Administration and Chief Financial Officer of RadiSys Corporation, as the agent for service and changing the address to which copies of notices and communications should be sent. Item 8 of Part II (Exhibits) has also been amended to reflect the inclusion of Exhibit
24.2 (Powers of Attorney), filed herewith, and to update the references in
Exhibit 4.1 (Second Restated Articles of Incorporation and amendments thereto) and Exhibit 4.2 (Restated Bylaws).

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.
         --------

         4.1 Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 33-95892), and by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000.

         4.2 Restated Bylaws. Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-8 (Registration No. 333-38966).

         5.1      Opinion of Stoel Rives LLP.*

         23.1     Consent of PricewaterhouseCoopers LLP.*

         23.2     Consent of Stoel Rives LLP (included in Exhibit 5.1).*

         24.1     Powers of Attorney.*

         24.2     Powers of Attorney.**

*    Filed previously.
**   Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on July 16, 2002.

                                    RADISYS CORPORATION



                                    By:/s/JULIA A. HARPER
                                      ------------------------------------------
                                      Julia A. Harper
                                      Vice President of Finance and
                                      Administration and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities indicated on July 16, 2002.


Signature                                        Title
---------                                        -----

/s/RONALD A. DILBECK
----------------------------       Acting President and Chief Executive Officer
Ronald A. Dilbeck                  (Principal Executive Officer)

/s/JULIA A. HARPER
----------------------------       Vice President of Finance and Administration
Julia A. Harper                    and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

/s/CARL W. NEUN
----------------------------*      Chairman of the Board
Carl W. Neun

/s/JAMES F. DALTON
----------------------------*      Director
James F. Dalton

/s/RICHARD J. FAUBERT
----------------------------*      Director
Richard J. Faubert

/s/C. SCOTT GIBSON
----------------------------*      Director
C. Scott Gibson

/s/JEAN-CLAUDE PETERSCHMITT
----------------------------*      Director
Jean-Claude Peterschmitt


/s/JEAN-PIERRE D. PATKAY
----------------------------*      Director
Jean-Pierre D. Patkay


*By /s/JULIA A. HARPER
    ------------------------------------
    Julia A. Harper, as attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
Number   Document Description
------   --------------------

4.1 Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 33-95892), and by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000.

4.2 Restated Bylaws. Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-8 (Registration No. 333-38966).

5.1      Opinion of Stoel Rives LLP.*

23.1     Consent of PricewaterhouseCoopers LLP.*

23.2     Consent of Stoel Rives LLP (included in Exhibit 5.1).*

24.1     Powers of Attorney.*

24.2     Powers of Attorney.**

*    Filed previously.
**   Filed herewith.